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                                                                   Exhibit 10.14

                        TRANSPONDER LICENSES AGREEMENT
                        ------------------------------


          THIS TRANSPONDER LICENSES AGREEMENT is made and entered effective as of the 1st day of January, 1995, by and between Jones Space Segment, Inc. ("Space Segment"), Jones Infomercial Networks, Inc. ("JIN") and Jones Computer Network, Ltd. ("JCN").

                                    RECITALS
                                    --------

          A. Space Segment has entered into that certain C-3/C-4 Satellite Transponder Service Agreement dated July 29, 1989, between GE American Communications, Inc. ("GE") and itself (the "Transponder Agreement").

          B. Pursuant to the Transponder Agreement, Space Segment is entitled to use Transponder No. 20, on domestic communications satellite C-3 (the "Transponder") on a full-time basis.

          C. JIN and JCN require use of the Transponder and Space Segment desires to accommodate such usage, all according to the terms and conditions of this Agreement.

          D. JIN and JCN are cable networks. Other such networks may become parties to this Agreement from time-to-time. JIN, JCN and such other networks are hereafter referred to as the "Networks".

                                   AGREEMENT
                                   ---------

          In consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

          1.  Licenses.  Space Segment hereby grants to each of the Networks a
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license to use the Transponder on the terms and conditions set forth in this
Agreement.  No Network shall have the right to preempt any other Network.

          2  Term.  This Agreement shall commence on the effective date hereof
             ----
and shall continue, unless otherwise terminated by Space Segment, through December 31, 2004.

          3  Payments.  Space Segment shall receive from each full-time Network
             --------
the amount listed in Schedule A each month during the term of this
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Agreement as a license fee. The amount received from each Network will be adjusted based on the number of Networks using the transponder on a full-time basis. Partial months shall be pro-rated.

          4.  Termination.  This Agreement may be terminated as to a Network at
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any time by Space Segment by giving such Network at least thirty (30) days prior written notice of its desire to terminate this Agreement; provided, however, that Space Segment agrees not to exercise its right to terminate this Agreement in such a manner as to cause substantial disruption to uses already scheduled to be made of the Transponder. In addition, this Agreement may be terminated at any time by Space Segment in the event that GE terminates its consent to the use of the Transponder as provided herein.

          5.  Representations.  The Networks agree not to use the Transponder
              ---------------
for any unlawful purpose, to at all times comply with applicable laws and regulations relating to its use of the Transponder, and to comply with and be bound by the terms and conditions of the Transponder Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                  JONES SPACE SEGMENT, INC.,
                                  a Colorado corporation

                                  By: /s/ Glenn R. Jones
                                     ------------------------------

                                  JONES INFOMERCIAL NETWORKS, INC.,
                                  a Colorado corporation

                                  By: /s/ Gregory J. Liptak
                                     ------------------------------

                                  JONES COMPUTER NETWORK, LTD.,
                                  a Colorado corporation

                                  By: /s/ Elizabeth M. Steele
                                     ------------------------------


                                      -2-
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                          Jones Space Holdings, Inc.
                            9697 E. Mineral Avenue
                             Englewood, CO  80112


                                 June 10, 1998

Knowledge TV, Inc.
9697 E. Mineral Avenue
Englewood, CO  80112

     Re:  Transponder License Agreement

Gentlemen,

     1. This will constitute the agreement, effective July 1, 1998, pursuant to which Knowledge TV, Inc. ("KTV") will be treated as a party (and as one of the "Networks") to that Transponder License Agreement dated as of the first day of January, 1995 (the "TPA"). A copy of the TPA is attached hereto as Exhibit
A. Jones Space Holdings, Inc. is the successor to Jones Space Segment, Inc. under the TPA.

     2. All of the terms of the TPA shall be applicable to this Agreement, except that the monthly rental rate shall not be increased if either Great American Country or Product Information Network ceases to lease a portion of the transponder. It is also understood that KTV will license one compressed digital channel on the GE American C-3 Satellite Transponder No. 20.

     3. KTV agrees to be bound by the TPA and to make payments of the monthly amounts applicable to it, as set forth on Schedule A to the TPA.

     4. Notwithstanding any other provision of this Agreement, KTV can terminate this Agreement on the third anniversary thereof by giving notice at least six (6) months prior to such third anniversary.

                                   Very truly yours,

                                   JONES SPACE HOLDINGS, INC.


                                   By /s/ Elizabeth M. Steele
                                      ------------------------
                                      Vice President
Accepted and Agreed to:
Knowledge TV, Inc.

By /s/ Glenn R. Jones
  -------------------
  President